Exhibit 99.1
Enercom’s The Oil & Services Conference(tm) VIII February 18, 2010

2 This is an oral presentation which is accompanied by slides. Investors are urged to review our SEC filings. This presentation contains certain forward-looking statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities, anticipated and potential production and flow rates; anticipated revenues; the economic potential of properties and estimated exploration costs. Accuracy of the projections depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. Endeavour cautions readers that it assumes no obligation to update or publicly release any revisions to the projections in this presentation and, except to the extent required by applicable law, does not intend to update or otherwise revise the projections. Important factors that might cause future results to differ from these projections include: variations in the market prices of oil and natural gas; drilling results; access to equipment and oilfield services; unanticipated fluctuations in flow rates of producing wells related to mechanical, reservoir or facilities performance; oil and natural gas reserves expectations; the ability to satisfy future cash obligations and environmental costs; and general exploration and development risks and hazards. The Securities and Exchange Commission permits oil and gas companies in their filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. SEC guidelines prohibit the use in filings of terms such as “probable,” “possible,” P2 or P3 and “non-proved” reserves, reserves “potential” or “upside” or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to greater risk of being actually realized by the company. Certain statements should be regarded as “forward-looking” statements within the meaning of the securities laws. These statements speak only as of the date made. Such statements are subject to assumptions, risk and uncertainty. Actual results or events may vary materially. The estimates of recoverable resources per well and completed well costs included herein are based upon other typical results in these shale plays and may not be indicative of actual results.

Endeavour at a Glance

Endeavour

- Recently unveiled significant US position in unconventional shale plays
  - Haynesville, Marcellus – Proven plays
  - Montana, Alabama – First mover plays
- Four valuable development projects in the UK North Sea to augment current production
  - 38.9 MMBOE 2P reserves, primarily gas – 980% reserve replacement in 2009
  - Utilities making strong move for North Sea gas reserves
  - Sold Norwegian assets in 2009 for $25/BOE
  - Finished 2009 approaching 5,000 BOEPD production
- Disciplined exploration & appraisal process
- Experienced management at all levels
- Disciplined financial management
  - Manage portfolio ruthlessly
  - Focus on quiet capital structure



Endeavour Acreage
Endeavour Production
Endeavour Developments



Montana
Cohort
(Marcellus)
New Mexico
South Texas
Cohort
(Haynesville)
Hillwood
Jefferies

3

Our Strategy - Balanced and Sustainable Growth Production Maintain portfolio of high-quality producing assets Focus on near-term results by accelerating US opportunities Focus UK activities on existing development projects Development Advance multiple projects for near-term growth and value maximization Strive to operate or have influence in driving performance to shorten cycle time Exploration Disciplined approach to evaluation and risk management Utilize proven exploration discipline to guide exploration activities M&A / JV Buy or sell when opportunity arises that enhances overall shareholder value Select quality partners to work with Finance De-risk cash flow through prudent hedging program Strive to maintain quiet capital structure 4

5 Reserves Source: Netherland, Sewell & Associates, Inc. 2009 reserve replacement is 980% on 2P basis Extensions, discoveries and upward revisions to prior estimates and purchases added 13.7 MMBOE during 2009, primarily as a result of: Cygnus FB 2b and 3 following the drilling of 44/12a-3 and 44/12a-4 wells Bacchus discovery maturing to development status Better than expected performance from several producing properties * Proforma adjusted for disposition of Norway subsidiary 5.3 6.8 18.2 28.3 26.1 38.9 0 10 20 30 40 2007* 2008* 2009 Reserves (MMBOE) Probable Proved

Existing Opportunities Have Potential to Deliver Strong Production 2009 2015 Potential Production Growth 6 Base US R - Blocks Cygnus Bacchus Columbus Other Exploration 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 Jan - 09

Important Events Sale of Norwegian subsidiary Made money for investors Allowed opportunity to actively pursue growth strategy of shorter-cycle, lower cost opportunities in US Sold 6.0 MMBOE 2P reserves for $150 million cash ($25 / 2P BOE) Preferred Redemption and Amendment Redeemed $75 million of $125 million Series C Convertible Preferred Stock Amended terms of remaining $50 million outstanding Series C Convertible Preferred Stock Reduced annual dividend rate to 4.5 percent from 8.5 percent Adjusted the conversion price to $1.25 per share Removed anti-dilution feature freeing-up ability to use equity when prudent Closed on significant expansion in US portfolio Exciting opportunity for 2010 production impact in Haynesville Large Marcellus acreage with significant potential Two first mover plays in Alabama and Montana Closed two financing transactions, $20 million private placement and $25 million loan facility Private placement involving primarily existing shareholders and certain board members who wanted to invest additional amounts in Endeavour Both financings judged attractive to accelerate US program in 2010 7

Montana Cohort (Marcellus) Cohort (Haynesville) Hillwood New Mexico South Texas 8 Endeavour Assets - US Portfolio

US Planning for 2010 Focus on near-term success, primarily in Haynesville Spud first Haynesville well in late February near our latest successful well Leverage success into up to nine more Haynesville wells, primarily in the summer and fall Test the Marcellus acreage If successful, as many as 12 PUD locations will be proven Test the Alabama and Montana frontier plays 9 2010 an Exciting Year in US

The Haynesville Project - Overview 50/50 venture with Cohort (J-W) Five distinct prospects - Four in Haynesville / One in Cotton Valley 17,700 gross acres (7,250 net acres) 200 + future drilling locations Avg Well Cost: $ 8-9 MM gross Avg EUR per Well: 7-8 BCF gross Avg IP per Well: 15 MMcf/d Acquired 50% interest in 24 wells for $15 MM - 10/30/09 Net Proved reserves:13.1 BCFE Net Production: 3.9 MMcf/d Newest well tested 21 MMcf/d 10

Endeavour

Haynesville Area Highlights

Northern Louisiana Has Been the Most Active and Prolific Haynesville Area

Area operators have reported very robust well results from Haynesville Shale completions

- Endeavour's partner has participated in 17 horizontal and 6 vertical wells to date (14 wells operated)
  - Vertical wells drilled to secure acreage
  - Latest Endeavour (Cohort operated) horizontal well 24-hour rate of over 21 MMcfe/d
  - Last 2 horizontal wells drilled in an average of 42 days, with an average drilling cost of $7.5 MM

Petrohawk

- Average IP rate of all wells completed to date is ~18 MMcfe/d
- Recent well IP rates:
  - 13.4 MMcfe/d (Bossier Parish, LA)
  - 18.8 MMcfe/d (Bossier Parish, LA)
  - 15.1 MMcfe/d (Bossier Parish LA)
  - 23.3 MMcfe/d (De Soto Parish, LA)

EXCO Resources

- Horizontal IP rate range of last 5 wells in DeSoto Parish, LA: 21.4 MMcfe/d – 26.1 MMcfe/d
- Drilled horizontal well in Caddo Parish, LA: 8.6 MMcfe/d

Comstock

- Drilled 5 horizontal wells recently:
  - 7.4 MMcfe/d (Harrison Co, TX)
  - 7.2 MMcfe/d (De Soto Parish, LA)
  - 15.1 MMcfe/d (De Soto Parish, LA)
  - 16.2 MMcfe/d (De Soto Parish, LA)
  - 11.6 MMcfe/d (De Soto Parish, LA)

North LA Area – Industry Highlights


BOSSIER
CADDO
BIEN
RED RIVER
DE SOTO
Jefferies
J-W Operating Areas

Endeavour /Cohort

Woodardville Prospect
- I. Minerals 3 #1-H , IP=21 MMcf/d, 4648' lateral

Metcalf Prospect

Bull Bayou Prospect

Grand Cane Prospect

Forest Oil

- 14 Vertical well test completed
- Two most recent horizontal well IP rates: 20 Mmcfe/d and 14 MMcfe/d (Red River Parish, LA)
- Two additional wells tested at an average of 5 MMcfe/d (locations undisclosed)

11

The Marcellus Project - Overview 50/50 venture with Cohort (J-W) Cohort has multiple project areas on 48,000 acres in west PA (19,750 net to END) All Cohort operated 300+ future drilling locations Avg Well Cost: $3.5 MM gross Avg EUR per Well: 3-4 BCF gross Avg IP per Well: 3.5 MMcf/d gross Close to major pipelines Premium gas pricing 12

Marcellus Rig Activity and Peak Rates - Dec 2009 Source: RSEG Dec 2009 Cohort-END JV acreage 13

Marcellus Area Highlights

Endeavour

- Acreage is beginning to increase in activity (currently bracketed by most active parts of the play in NE and SW Pennsylvania)
- Approximately 44% of J-W acreage is not subject to lease expiry
- Large acreage blocks will facilitate horizontal drilling

Endeavour/Cohort

Daniel Prospect - contains 49% of Endeavour JV Marcellus acreage
- C-4 IP Rate - 300 Mcf/d
- C-5 - Waiting on PL
- C-7H IP Rate - 1.1 MMcf/d, ~3,000' lateral

Isaiah Prospect

Jonah Prospect

Malachi Prospect

Ruth Prospect

Samuel Prospect

EOG Resources
- Hz. Completion > 3.0 MMcf/d
- 3,000 ft. lateral –1.5 MMcf/d IP (Elk Co.)
- 2 Additional vertical wells (Potter Co., Clearfield Co.)

Western PA Area – Industry Highlights



Marcellus Permits
Year
2007
2008
2009
Operator
ANADARKO E&P
ATLAS RESOURCES
CHIEF OIL & GAS
EAST RESOURCES
EASTERN AMER ENERGY
EOG RESOURCES
EQT PRODUCTION
EXCO
PA GEN ENERGY CO
RANGE RESOURCES
REX ENERGY
SENECA RESOURCES
SNYDER BROS
OTHER
Warren
2
Isaiah Prospect
18
Mc Kean
Jonah Prospect
Potter
16
Forest
4
Daniel Prospect
Cameron
Malachi Prospect
Elk
29
5
Samuel Prospect
Clarion
3
Ruth Prospect
Jefferson
1
20
Clinton
Clearfield
15
21
Centre
Armstrong
21

Marcellus Permits Issued 2007-2009 (from publicly available data).

EXCO Resources
- Drilled 2 horizontal wells 1.0 to 2.6 MMcf/d IP (Centre Co.)

Stone Energy
- Drilled vertical well w/ 0.5 MMcf/d IP rate (Clinton Co.)

Anadarko Petroleum
- Drilled 4 vertical wells (Clinton Co.)

Range Resources
- Drilled 4 vertical and 1 horizontal well; vertical IP rates of 6.3 and 2.3 MMcf/d (Centre Co. and Lycoming Co.)

14

Alabama Frontier Gas Shale Play - Overview 50/50 "heads up" venture with Hillwood effective January 5, 2010 "First Mover" position in frontier gas shale play 50% interest in 160,000 gross acres mostly contiguous (63,000 net to END) Initial cost of entry - $8 MM Up to 400 potential drilling locations 15

Montana Frontier Oil Shale Play - Overview 25% "heads up" working interests with two independent Montana producers 300,000 gross acres (75,000 net to END) Frontier oil shale play - multiple targets 900 potential drilling locations Initial cost of entry $4 million JV Area 16

Endeavour Assets - UK North Sea 17 Rubie Renee

18 Current North Sea Developments Name Current Working Interest Estimated Reserves (gross) Development Plan First Production Rochelle (operator) 55.6% 30+ MMBOE FDP filed. Appraisal success Q4 2008/Q1 2009, develop fast-track commercialisation scenarios. DST flowed at 41 MMCFPD & 2,300 BCPD. 2011 Cygnus 12.5% 0.5 - 1.0 TCF FDP filed. Phased development. FB I, FB II and FB III appraised at 500 BCF. FB IV and V to be drilled and appraised in early 2010. 2011 Columbus 25.0% 100 BCF FDP filed. Secure host platform & commercial agreements. 2012 Bacchus 10.0% 12 MMBOE Subsurface technical evaluation ongoing; securing commercial offtakes. 2011

Rochelle Development - UK Block 15/27 15/27-11 15/27-9 19 ROCHELLE APPRAISAL Operator: Endeavour 55.615% Partner: Nexen 44.385% FDP Filed: December 2009 Online: 2011 Rochelle was successfully appraised updip of discovered hydrocarbons in 15/27-9. The discovery was made in a four-way dip structure containing Lower Cretaceous sandstone within the R Block focus area. Gas and oil were logged, sampled and pressure tested in the 15/27-11 appraisal well. A drill stem test in the gas leg flowed at a rate of 41 MMCFPD and 2,300 BCPD from perforations in the upper 20 feet of a 77 feet hydrocarbon column. The development is being managed to achieve production in 2011. R-Blocks Focus Area

West Rochelle - Significant Expansion Potential Endeavour acreage 10km N West Rochelle 20

Cygnus Appraisal & Development– UK Block 44/12a

Endeavour


Top Reservoir
Eastern Area
Western Area
44/12a-4
FBIII
FBII
FBIV
44/12-2
FBI
44/12a-3
44/12-1
FBV
1km²
Contour interval = 10m


SW
NE
V
I
II
III
2.2
2.5
2 km


Cygnus
Focus
Area

CYGNUS FAULT BLOCKS II and III APPRAISAL & PHASE ONE DEVELOPMENT

Operator:	Gaz de France 38.75%
Partners:	Endeavour 12.5%
	Centrica 48.75%
FDP Filed:	Initial FDP filed in December 2008, Updated FDP filed in March 2009
Online:	2011 (Phase One Development)

The Cygnus Fault Block II appraisal well successfully found natural gas in the Ketch sandstones of the Carboniferous. The well encountered a similar gas/water contact as seen in Fault Block I and flowed at a rate of 32.4 MMCFPD. The Cygnus Fault Block III appraisal well was drilled and flow tested at a rate of 32 MMCFPD from the targeted Rotliegendes Leman reservoir. Both well tests exceeded pre-drill expectation. To date, approximately 535 BCF gross have been discovered and appraised with additional reserves yet to be confirmed in Fault Blocks IV and V. Fault Blocks IV and V are approved for drilling in 1H 2010. Upside reserves could reach 1.0+ TCF.

21

44/12-2 44/12-1 44/11-2 44/12-3 44/12-4 Planned 44/12a-5 Planned 44/11a-4 Cygnus 22 Eastern Part of Cygnus is appraised Western Part of Cygnus being appraised

Columbus Development



23/16f-12
23/16f-12z
23/16f-11
Core
North
East Upside
South Upside



16g
Mortimer
Livingstone
Mungo
23/16f
12
2
12Z
Columbus
Magellan
11
Lomond
5 Km
Pipeline
Main Prospects
Gas Condensate Field
Gas Field
Oil Field
Serica Blocks



Columbus
Focus
Area

COLUMBUS DEVELOPMENT

Operator:	Serica 50%
Partners:	Endeavour 25%
	EOG 25%
FDP Filed:	October 2008
Online:	2012
Estimated Capex:	$48 million

Columbus has gas trapped stratigraphically in a Paleocene channel on the western flank of the Magellan structure. The prospect was identified using seismic far offset amplitudes that imaged a gas reservoir and its basal flat spot. We are currently working to secure a host off-take platform & commercial agreements. The on-block reserves are approximately 100 BCF gross Pmean.

23

Columbus Development 24 Offtake Solution Now Well Understood

25 BACCHUS APPRAISAL Operator: Apache 70% Partner: Endeavour 10% Shell 20% Online: 2011 Discovery well 22/6a-14 was drilled in 2005, followed by a downdip sidetrack 22/6a-14Z, which tested at 1000 BOPD from upper part of the reservoir. In 2006, 22/6a-15 was drilled in the water leg in the eastern area. A three well subsea development tied back to Forties is planned. Subsurface technical evaluation is ongoing and we are awaiting commercial offers from Forties. Sanction is estimated in 2010 with first oil in 2011. Bacchus Development - UK Block 22/6a Bacchus

26 UK North Sea - 2010 Exploration Program Cygnus Block 4 Appraisal (44/11a-4) Spud Q1, Finish Q2 Cygnus Block 5 Appraisal (44/12a-5) Spud Q2, Finish Q3 Deacon Exploration (15/28c-9) Spud Q4 2009, Finished Q1 West Rochelle (15/26c) Opportunity to enhance Rochelle value Possible joint well between 15/26c and 15/26b West Rochelle 15/26c-1 Cygnus FB 5 44/12a-5 Cygnus FB 4 44/11a-4 Deacon 15/28c-9

27 Balanced strategy with experienced global team in place - UK North Sea and US Onshore US portfolio allows attractive near-term production growth Significant growth in production from UK development projects- Greater Rochelle and Cygnus appear to be "game changers" Growing US activity and production Disciplined management Multiple channels to grow company Develop US portfolio Well-managed development and exploitation of major UK assets Execution of value-creating deals Conclusion